UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2015
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OpGen, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-37367 (Commission File Number)	06-1614015 (I.R.S. Employer Identification No.)

708 Quince Orchard Road, Suite 160
Gaithersburg, MD 20878
 (Address of principal executive offices, including zip code)

(240) 813-1260
 (Registrant's telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.
On June 30, 2015, Opgen, Inc. (the "Company") executed the Seventh Amendment to Lease Agreement between the Company and ARE-708 Quince Orchard, LLC with respect to its corporate facility.  The Seventh Amendment increases the size of the rented premises to include contiguous space, with related increase in the rent.  All other terms of the Lease Agreement, dated June 30, 2008, as amended, related to the Company's corporate facility remain in full force and effect.
Item 9.01  Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is filed herewith:
Exhibit	Description
10.1	Seventh Amendment to Lease Agreement between Registrant and ARE-708 Quince Orchard, LLC, dated as of June 30, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OpGen, Inc.

By:	/s/ Timothy C. Dec
	Name:	Timothy C. Dec
	Title:	Chief Financial Officer
Date: July 7, 2015

EXHIBIT INDEX
Exhibit No.	Document

10.1	Seventh Amendment to Lease Agreement between Registrant and ARE-708 Quince Orchard, LLC, dated as of June 30, 2015.